TeraWulf Releases Inaugural Corporate Social Responsibility Report Highlights the Company’s Industry Leading ESG and Sustainability Efforts EASTON, Md. – April 3, 2024 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”), owners and operators of vertically integrated, domestic bitcoin mining facilities powered by 95% zero-carbon energy, today released its inaugural Corporate Social Responsibility (CSR) report for fiscal year 2023. This comprehensive report outlines TeraWulf’s commitments, goals, and initiatives across various CSR and environmental, social, and governance (ESG) issues. Since its public launch in 2021, TeraWulf has been steadfastly building a robust ESG foundation to support its growth and mission of supporting the energy transition through sustainable bitcoin mining practices. Kerri Langlais, Chief Strategy Officer at TeraWulf, commented, “With the release of our inaugural CSR report, we offer stakeholders a detailed overview of our sustainability initiatives and how our ESG strategy aligns with our mission and values. Our 2023 achievements reflect our ongoing commitment to sustainability and corporate responsibility, which we view as essential to our business and our culture.” The CSR report presents TeraWulf’s accomplishments, ongoing efforts, and the framework established to drive continuous improvement. Key highlights include: • A foundation grounded in environmental awareness, reflecting TeraWulf’s commitment to sustainable bitcoin mining. • Meaningful policies and measurable targets addressing workforce health and safety, employee engagement, and diversity, equity, and inclusion. • A robust corporate governance structure ensuring effective internal oversight and accountability for ESG initiatives. Prepared in collaboration with an independent consultant, the CSR assessment included a benchmark review of peers and leading ESG frameworks and ratings such as SASB, MSCI, and ISS. As TeraWulf advances its ESG program, it remains committed to transparency regarding its performance, progress, and engagement with key stakeholders. To access TeraWulf’s inaugural CSR report, visit https://investors.terawulf.com/corporate-governance/esg on the Company’s website. About TeraWulf TeraWulf owns and operates vertically integrated, environmentally clean bitcoin mining facilities in the United States. Led by an experienced group of energy entrepreneurs, the Company currently has two Bitcoin mining facilities: the wholly owned Lake Mariner facility in New York, and Nautilus Cryptomine facility in Pennsylvania, a joint venture with Cumulus Coin, LLC. TeraWulf generates domestically produced Bitcoin powered by 95% zero carbon energy resources including nuclear, hydro, and solar with a goal of utilizing 100% zero-carbon energy. With a core focus on ESG that ties directly to its business success, TeraWulf expects to provide industry leading mining economics at an industrial scale.

Forward-Looking Statements This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation regarding safety, health, environmental and other matters, which could require significant expenditures; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money- laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (10) employment workforce factors, including the loss of key employees; (11) litigation relating to TeraWulf and/or its business; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov. Company Contact: Jason Assad Director of Corporate Communications assad@terawulf.com (678) 570-6791